AMENDMENT

to

MASTER SETTLEMENT AGREEMENT

among

SOLAR THIN FILMS, INC.

KRAFT ELEKTRONIKAI ZRT

ZOLTAN KISS

AMELIO SOLAR, INC.

and

RENEWABLE ENERGY SOLUTIONS, INC.

-and-

AMENDMENT TO STOCK PURCHASE AGREEMENT

among

SOLAR THIN FILMS, INC.

ZOLTAN KISS

MARLA GABRIELLA KISS

and

GREGORY JOSEPH KISS

dated as of December 22, 2008

AMENDMENT TO MASTER SETTLEMENT AGREEMENT
AND STOCK PURCHASE AGREEMENT

THIS AMENDMENT (“Amendment”) is made and entered into this 22nd day of December 2008, amends certain of the terms of a MASTER SETTLEMENT AGREEMENT, dated as of August 12, 2008 (the “Settlement Agreement”), and a STOCK PURCHASE AGREEMENT, dated as of August 12, 2008 (the “Purchase Agreement”, and with the Settlement Agreement, the “Agreements”), is made and entered into by and among SOLAR THIN FILMS, INC., a Delaware corporation (the “Company”); KRAFT ELEKTRONIKAI ZRT, a corporation organized and existing under the laws of Hungary (“Kraft”); AMELIO SOLAR, INC., a Delaware corporation (“Amelio”); RENEWABLE ENERGY SOLUTIONS, INC., a Delaware corporation (“RESI”); and ZOLTAN KISS, an individual (“Z. Kiss”), MARLA GABRIELLA KISS, an individual (“M. Kiss”) and GREGORY JOSEPH KISS, an individual (“G. Kiss”).

 Z. Kiss, M. Kiss and G. Kiss are hereinafter sometimes referred to as the “Sellers” and the Company, Kraft, Amelio, RESI and the Sellers are hereinafter sometimes individually referred to as a “Party” and collectively as the “Parties.”  Except as otherwise defined herein, capitalized terms and terms in quotes shall have the same meaning as are defined in the Settlement Agreement and the Purchase Agreement.

1.           Amendment to Definitions.

(a)           The definition of “Outside Closing Date” as defined in Article I of the Settlement Agreement is hereby amended and superseded in its entirety by the following:

“Outside Closing Date.     The term “Outside Closing Date” shall mean 5:00 p.m. (Eastern Standard Time) on May 31, 2009.”

(b)           The definition of “RESI Debt” as defined in Article I of the Settlement Agreement is hereby amended and superseded in its entirety by the following:

“RESI Debt.  The term “RESI Debt” means the net amount of indebtedness, net of fees payable under the Existing Agreements to the Closing Date, and not to exceed $831,863 owed by RESI to the Company or its Affiliates as of the Closing Date; provided, that if the Transferred CG Solar Equity is not delivered to the Company by December 31, 2008, the RESI Debt shall be an amount not to exceed $1,331,863.”

(c)           The definition of “RESI Debt Settlement Deliverables” as defined in Article I of the Settlement Agreement is hereby amended and superseded in its entirety by the following:

“RESI Debt Settlement Deliverables.   The term “RESI Debt Settlement Deliverables” means the documents specified in Section 1.4 to be delivered by Z.Kiss and RESI on or before December 31, 2008 and at or following the Closing Date.”

2.           Amendment to RESI Debt Settlement Payment and Deliverables

Section 1.4 of the Settlement Agreement is hereby deleted in its entirety, and the following Section 1.4 is substituted in lieu thereof.

“1.4           RESI Debt Settlement Payment and Deliverables.  The Parties hereto acknowledge that as at the date of this Agreement, RESI is currently indebted to the Company or its Subsidiary in the amount of $1,331,863 in respect to the RESI Debt.  Such RESI Debt shall be paid as follows:

(a)           On or before December 31, 2008, Z. Kiss shall cause RESI to transfer to the Company an aggregate number of shares of CG Solar, formerly known as Weihai Blue Star Terra Photovoltaic Company, a corporation organized under the laws of the People’s Republic of China (“CG Solar”) representing five (5%) of the issued and outstanding capital shares of CG Solar, and having an agreed upon value of $500,000 (the “Transferred CG Solar Equity”).

(b)           The $831,863 balance of the RESI Debt (the “RESI Debt Balance”) shall be settled and paid on or following the Closing Date, as follows:

(i)           to the extent not previously paid in full, as set forth in Section 1.4(b)(ii) below, out of the net proceeds received by him from the public or private sale of all or a portion of his 10,000,000 Subject Shares under the Stock Purchase Agreement as amended hereby, Z. Kiss shall pay to the Company a total of up to $434,315 of the RESI Debt Balance, such amount to be appropriately pro-rated based upon $0.0434315 to be paid for each of such 10,000,000 Subject Shares sold; and

(ii)           unless a portion of the RESI Debt Balance shall have been paid by Z. Kiss in accordance with Section 1.4(b)(i) above, the entire RESI Debt Balance (or any unpaid portion thereof) shall be paid to the Company by Amelio on the earlier to occur of: (i) receipt of net proceeds of a financing by Amelio (the “Amelio Financing”) of not less than $10,000,000; or (ii) receipt of payment by RESI or Amelio from CG Solar - the customer for whom the a-Si equipment giving rise to the RESI Debt was shipped.  To the extent that the RESI Debt Balance shall be paid in whole or in part by Kiss, as set forth in Section 1.4(b)(i) above, then Amelio shall issue to Z. Kiss its promissory note due and payable on the earlier to occur consummation of the Amelio Financing or one year from the Closing Date.

               (c)           Amelio hereby agrees to guaranty payment of the RESI Debt Balance to the Company.”

3.            Amendment to Purchase Agreement.

(a)           Notwithstanding anything to the contrary, express or implied, contained in the Purchase Agreement, in the event that any time or from time to time prior to the Outside Closing Date, any of the Sellers shall receive a bona fide written offer (the “Offer”) from any one or more financially credible individual or institutional purchaser(s), to purchase as a principal (and not acting as a broker or agent) in a private transaction, all or any portion of the Subject Shares, then and in such event, such Seller(s) give written notice to the Company (the “Notice”).  Such Notice shall include the Offer, set forth the name of the prospective purchaser(s) and all of the terms and conditions of the Offer.  The Company shall have the right, but not the obligation, at any time within thirty (30) days from receipt of the Notice, to purchase that number of Subject Shares proposed to be purchased in the Offer (the “Offered Shares”) and at the same price per share and payment terms as is set forth in the Offer.  In the event that the Company does not elect to purchase the Offered Shares by the expiration of such thirty (30) day period, then the Seller(s) receiving the Offer may accept the Offer and sell the Offered Shares to the purchaser(s), but only upon the terms and conditions set forth in the Notice.

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(b)           The remaining Subject Shares not sold in accordance with Section (a) above, shall remain subject to all of the terms and conditions of the Purchase Agreement and the Agreements.

4.           Agreement as to Nanergy Solar Inc.

There shall be added to the Settlement Agreement, the following additional provision:

“By his execution of this Amendment, Robert M. Rubin and The Rubin Family Irrevocable Stock Trust (the “Trust”) do hereby agree that all indebtedness owed to Robert M. Rubin and the Trust by Nanergy Solar, Inc. (“Nanergy”), an Affiliate of Z. Kiss is hereby deemed to be fully paid and satisfied, and each of Robert M. Rubin and the Trust do hereby agree to relinquish all capital stock and other equity in Nanergy.  To the extent that any of such Persons shall have received notes or stock certificates of Nanergy, the same shall be returned to Nanergy on or before December 31, 2008, marked cancelled and with blank stock powers duly executed.”

5.           Miscellaneous

Except as otherwise expressly provided in this Amendment, all of the terms and conditions set forth in the Agreements and in the Settlement and Strategic Alliance Agreement, dated as of September 12, 2008 (the “Strategic Alliance Agreement”) among certain of the Parties hereto, shall remain in full force and effect and are incorporated herein by this reference.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first written above.

AMELIO SOLAR, INC.

By:	/s/ Zoltan Kiss
Name: Zoltan Kiss
Title: Director

RENEWABLE ENERGY SOLUTIONS, INC..

By:	/s/ Zoltan Kiss
Name:	Zoltan Kiss
Title:	President

/s/ Zoltan Kiss
ZOLTAN KISS

/s/ Gregory Joseph Kiss
GREGORY JOSEPH KISS

/s/ Maria Gabriella Kiss
MARLA GABRIELLA KISS

SOLAR THIN FILMS, INC.

By	/s/ Robert M. Rubin
	Name:	Robert M. Rubin
	Title:	Chairman and CFO

KRAFT ELEKTRONIKAI ZRT

By	/s/ Robert M. Rubin
	Name:	Robert M. Rubin,
	Title:	Chairman

/s/ Robert M. Rubin
ROBERT M. RUBIN

THE RUBIN FAMILY IRREVOCABLE STOCK TRUST

By:	/s/ Margery Rubin
Margery Rubin, Trustee